UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
ONTRAK, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of

ONTRAK, INC.

To be held on September 10, 2024

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before August 27, 2024.

Please visit http://www.astproxyportal.com/ast/27474, where the following materials are available for view:

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report on Form 10-K

TO REQUEST MATERIAL:

TELEPHONE: 888-Proxy-NA (888-776-9962) or 201-299-6210 (for international callers)

E-MAIL: help@equiniti.com

WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

VIRTUALLY AT THE MEETING: The company will be hosting the meeting live via the Internet this year commencing at 10 a.m. Pacific time. To attend the meeting via the Internet please visit https://web.lumiconnect.com/250638678 (password: ontrak2024) and be sure to have your control number available.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. To elect three directors to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified.

NOMINEES:

Michael E. Sherman
Richard A.Berman
James M. Messina

2. To ratify the appointment of EisnerAmper LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.
3. To approve the Company's Amended and Restated 2017 Stock Incentive Plan.
4. To approve the Company's non-employee director retention plan.
5. To approve, on an advisory basis, the compensation paid to the Company's named executive officers.
6. To indicate, on an advisory basis, the preferred frequency of holding an advisory vote on the compensation of the Company's named executive officers.
7. To approve a proposal to give the Company's board of directors, the authority to file, at its discretion, a certificate of amendment to the Company's amended and restated certificate of incorporation, as amended, to effect a reverse split of the Company's issued common stock at a ratio that is not less than 1-for-2 and not greater than 1-for-15, without reducing the authorized number of shares of the Company's common stock, with the exact ratio to be selected by the Company's board of directors in its discretion and to be effected, if at all, in the sole discretion of the Company's board of directors, at any time following stockholder approval and before September 10, 2025 without further approval or authorization of the Company's stockholders.
8. To approve the adjournment of the meeting, if necessary or advisable, to solicit proxies in favor of Proposal 7 if there are not sufficient votes to approve Proposal 7.

Please note that you cannot use this notice to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE THREE NOMINEES IDENTIFIED IN PROPOSAL 1 ABOVE, FOR EACH OF PROPOSALS 2, 3, 4, 5, 7, AND 8, AND 3 YEARS FOR PROPOSAL 6.